Exhibit 10.2

       Promissory Note, dated June 16, 2000 between eAutoclaims.com, Inc.
                              and Randal K. Wright.

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                                 PROMISSORY NOTE

$120,000.00                                             Columbia, South Carolina
                                                            Date:  June 16, 2000


         FOR VALUE RECEIVED, eAutoclaims.com, promises to pay to Randal K. Wright or order, the principal sum of One Hundred Twenty Thousand and no/100 ($120,000.00) Dollars with interest at the rate of Twelve (12%) percent per annum. Payable in eighteen (18) consecutive monthly installments beginning July 16, 2000. The first six (6) monthly payments of One Thousand Two Hundred and no/100 ($1,200.00) Dollars will offset the interest only. The subsequent twelve monthly payments of Ten Thousand Six Hundred Sixty-One and 85/100 ($10,661.85) Dollars will be applied to both the interest and the principle. Payments shall be made to the holder herein at 110 Steeple Crest South, Irmo, South Carolina 29063, or such other place as Note Holder may designate.

         If the Note Holder has not received the full amount of any monthly payment by the end of ten (10) calendar days after the date it is due, the undersigned agrees to pay a late charge to the Note Holder. The amount of the charge will be Five (5%) percent of the overdue payment of principal and interest. The undersigned will pay this late charge promptly but only once on each late payment.

         If at any time any portion of the principal or interest be past due and unpaid, the whole amount evidenced by this Note shall, at the option of the holder, become immediately due and payable, and the holder shall have the right to institute any proceedings upon this Note and any lien given to secure the same for the purpose of collecting the principal and interest, with costs and expenses, or of protecting any security connected herewith.

         In the event of default in the payment of this Note, and if it is placed in the hands of an attorney for collections, the undersigned hereby agrees to pay all costs of collection, including a reasonable attorney's fee.

         The undersigned reserves the right to prepay in full or in part at any time without penalty.

         Presentment, protest and notice hereby are waived.

         Given under the hand and seal of the party on the date above written.


Accepted by eAutoclaim.com on__________________________________________

Signature______________________________________________________________

Title__________________________________________________________________


Accepted by Randal K. Wright on

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